UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2006

                HomeBanc Mortgage Trust 2006-1

(Issuing Entity)

                         HMB Acceptance Corp.

(Exact Name of Registrant as Specified in its Charter)

                 HomeBanc Mortgage Corporation

(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-129452	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100 Atlanta, GA	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 459-7400

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of its HomeBanc Mortgage Trust 2006-1 Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129452) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $442,165,000 aggregate principal amount of Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class 4-A-1, Class 4-A-2 and Class M-1 Certificates of its HomeBanc Mortgage Trust 2006-1 Mortgage Pass-Through Certificates on March 31, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated  March 28, 2006, as supplemented by the Prospectus Supplement dated March 29, 2006 (the “Prospectus Supplement”), to file a copy of the Pooling and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Certificates, forms of which were filed as exhibits to the Registration Statement.

The Certificates were issued pursuant to a pooling and servicing agreement dated as of March 1, 2006 (the “Pooling and Servicing Agreement”), among HMB Acceptance Corp., as depositor (the “Depositor”), HomeBanc Mortgage Corporation, as seller (in such capacity, the “Seller”) and as servicer (in such capacity, the “Servicer”), U.S. Bank National Association, as trustee (the “Trustee”), Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”) and Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”).  The trust agreement dated March 24, 2006 (the “Trust Agreement”), among the Depositor, Wilmington Trust Company, as Delaware trustee (the “Delaware Trustee”) and the Trustee, is attached hereto as Exhibit 4.1.  The Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The Certificates are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of four pools of conventional, first lien, adjustable rate, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $456,640,241 as of March 1, 2006.

The Mortgage Loans were sold by the Seller to the Registrant pursuant to the terms of a mortgage loan purchase agreement dated as of March 1, 2006 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Pooling and Servicing Agreement.  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (in such capacity, the “Master Servicer”), pursuant to the terms of the Pooling and Servicing Agreement dated as of March 1, 2006.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Trust Agreement dated March 24, 2006, among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Delaware Trustee, and U.S. Bank National Association, as Trustee.

4.2

Pooling and Servicing Agreement dated as of March 1, 2006, among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as Seller and as Servicer, U.S. Bank National Association, as Trustee, Wilmington Trust Company, as Delaware Trustee and Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator.

99.1

Mortgage Loan Purchase Agreement dated as of March 1, 2006, between HomeBanc Mortgage Corporation, as Seller, and HMB Acceptance Corp., as Purchaser.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on April 13, 2006.

HMB ACCEPTANCE CORP.

By:   /s/  Alana L. Griffin

Name:  Alana L. Griffin

Title:    Senior Vice President

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated March 24, 2006, among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Delaware Trustee, and U.S. Bank National Association, as Trustee.

4.2

Pooling and Servicing Agreement dated as of March 1, 2006, among HMB Acceptance Corp., as Depositor, HomeBanc Mortgage Corporation, as Seller and as Servicer, U.S. Bank National Association, as Trustee, Wilmington Trust Company, as Delaware Trustee and Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator.

99.1

Mortgage Loan Purchase Agreement dated as of March 1, 2006, between HomeBanc Mortgage Corporation, as Seller, and HMB Acceptance Corp., as Purchaser.